UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 2, 2018

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THE ULTIMATE SOFTWARE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24347	65-0694077
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Ultimate Way, Weston, Florida	33326
(Address of principal executive offices)	(Zip Code)

(954) 331-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02    Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.
On April 29, 2018, Ms. Felicia Alvaro was elected to the position of Executive Vice President and Chief Financial Officer of The Ultimate Software Group, Inc. (“Ultimate” or the “Corporation”), effective May 2, 2018 (the “Effective Date”). Ms. Alvaro will assume the role of Chief Financial Officer from Mitchell K. Dauerman, who will step down from that position on the Effective Date. Mr. Dauerman will continue his service at Ultimate, focusing on investor relations and strategic initiatives.
Since joining Ultimate in June, 1998, Ms. Alvaro, age 57, has been involved in all aspects of Ultimate’s finances, including accounting, financial planning and analysis, financial reporting, and financial compliance, as well as operations. Since January 1999, Ms. Alvaro has been Ultimate’s Vice President of Finance.
There has been no arrangement or understanding between Ms. Alvaro and any other person pursuant to which Ms. Alvaro was selected to this position. Additionally, Ms. Alvaro is not a party to any transactions that would require disclosure under Item 404(a) of Regulation S-K.
In her new role, Ms. Alvaro will receive a base salary of $500,000 per year and will continue to be eligible to receive bonus payments and other awards under the Corporation’s Amended and Restated 2005 Equity and Incentive Plan (the “Plan”). Ms. Alvaro will receive a grant of 25,000 restricted stock awards (“RSAs”), one-third of which will vest on each of the first, second and third anniversaries of the grant date. The RSAs will be issued under the Plan and will be subject to the terms and conditions of such Plan. She will continue to be eligible to participate in the Corporation’s standard health and other benefit programs available to similarly situated officers.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Number	Description

99.1	Press Release, dated May 1, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ULTIMATE SOFTWARE GROUP, INC.

By: /s/ Felicia Alvaro
Felicia Alvaro
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Dated: May 4, 2018